UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 26, 2011
Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 26, 2011, Commercial Vehicle Group, Inc. issued the press release attached hereto as Exhibit 99.1 announcing earnings for the three months ended March 31, 2011. The information in Exhibit 99.1 is being provided pursuant to Item 2.02 of Form 8-K.
Item 7.01 Regulation FD Disclosure.
The registrant hereby furnishes the information set forth in the press release issued on April 26, 2011, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information, including the exhibit, the registrant furnished in this report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
99.1    First quarter 2011 operating results press release dated April 26, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Vehicle Group, Inc.

April 26, 2011	By:	/s/ Chad M. Utrup Name: Chad M. Utrup
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	First Quarter 2011 Operating Results Press Release Dated April 26, 2011